Exhibit 99.2

FREDDIE MAC THIRD QUARTER 2011 FINANCIAL RESULTS FINANCIAL STATEMENTS AND CORE TABLES

FREDDIE MAC
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(unaudited)

		Three Months Ended					Nine Months Ended
Line:		September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	September 30, 2010	September 30, 2011
		(dollars in millions, except share-related amounts)
	Interest income
	Mortgage loans:
1	Held by consolidated trusts	$21,473	$20,379	$20,064	$19,782	$19,140	$66,319	$58,986
2	Unsecuritized	2,305	2,282	2,334	2,274	2,282	6,445	6,890

3	Total mortgage loans	23,778	22,661	22,398	22,056	21,422	72,764	65,876
4	Investments in securities	3,557	3,345	3,283	3,275	3,150	11,030	9,708
5	Other	48	41	34	18	8	115	60

6	Total interest income	27,383	26,047	25,715	25,349	24,580	83,909	75,644

	Interest expense
7	Debt securities of consolidated trusts	(18,721)	(17,804)	(17,403)	(17,261)	(16,715)	(57,412)	(51,379)
8	Other debt	(4,145)	(3,703)	(3,565)	(3,333)	(3,072)	(13,212)	(9,970)

	Total interest expense	(22,866)	(21,507)	(20,968)	(20,594)	(19,787)	(70,624)	(61,349)
10	Expense related to derivatives	(238)	(224)	(207)	(194)	(180)	(745)	(581)

11	Net interest income	4,279	4,316	4,540	4,561	4,613	12,540	13,714
12	Provision for credit losses	(3,727)	(3,066)	(1,989)	(2,529)	(3,606)	(14,152)	(8,124)

13	Net interest income (loss) after provision for credit losses	552	1,250	2,551	2,032	1,007	(1,612)	5,590

	Non-interest income (loss)
14	Gains (losses) on extinguishment of debt securities of consolidated trusts	(66)	(4)	223	(125)	(310)	(160)	(212)
15	Gains (losses) on retirement of other debt	(50)	10	12	3	19	(229)	34
16	Gains (losses) on debt recorded at fair value	(366)	55	(81)	(37)	133	525	15
17	Derivative gains (losses)	(1,130)	1,568	(427)	(3,807)	(4,752)	(9,653)	(8,986)
	Impairment of available-for-sale securities:
18	Total other-than-temporary impairment of available-for-sale securities	(523)	(724)	(1,054)	(230)	(459)	(1,054)	(1,743)
19	Portion of other-than-temporary impairment recognized in AOCI	(577)	(1,546)	(139)	(122)	298	(984)	37

20	Net impairment of available-for-sale securities recognized in earnings	(1,100)	(2,270)	(1,193)	(352)	(161)	(2,038)	(1,706)
21	Other gains (losses) on investment securities recognized in earnings	(503)	(76)	(120)	209	(541)	(1,176)	(452)
22	Other income	569	256	334	252	814	1,604	1,400

23	Non-interest income (loss)	(2,646)	(461)	(1,252)	(3,857)	(4,798)	(11,127)	(9,907)

	Non-interest expense
24	Salaries and employee benefits	(224)	(207)	(207)	(219)	(212)	(688)	(638)
25	Professional services	(72)	(77)	(56)	(64)	(73)	(220)	(193)
26	Occupancy expense	(16)	(17)	(15)	(15)	(14)	(47)	(44)
27	Other administrative expenses	(76)	(99)	(83)	(86)	(82)	(242)	(251)

28	Total administrative expenses	(388)	(400)	(361)	(384)	(381)	(1,197)	(1,126)
29	Real estate owned operations expense	(337)	(217)	(257)	(27)	(221)	(456)	(505)
30	Other expenses	(103)	(341)	(79)	(135)	(85)	(321)	(299)

31	Non-interest expense	(828)	(958)	(697)	(546)	(687)	(1,974)	(1,930)

32	Income (loss) before income tax benefit	(2,922)	(169)	602	(2,371)	(4,478)	(14,713)	(6,247)
33	Income tax benefit	411	56	74	232	56	800	362

34	Net income (loss)	(2,511)	(113)	676	(2,139)	(4,422)	(13,913)	(5,885)

	Other comprehensive income, net of taxes and reclassification adjustments:
35	Changes in unrealized gains (losses) related to available-for-sale securities	3,781	1,097	1,941	903	(80)	12,524	2,764
36	Changes in unrealized gains (losses) related to cash flow hedge relationships	164	153	132	135	124	520	391
37	Changes in defined benefit plans	2	19	(9)	1	2	(6)	(6)

38	Total other comprehensive income, net of taxes and reclassification adjustments	3,947	1,269	2,064	1,039	46	13,038	3,149

39	Comprehensive income (loss)	1,436	1,156	2,740	(1,100)	(4,376)	(875)	(2,736)
40	Less: Comprehensive loss attributable to noncontrolling interest	—	—	—	—	—	1	—

41	Total comprehensive income (loss) attributable to Freddie Mac	$1,436	$1,156	$2,740	$(1,100)	$(4,376)	$(874)	$(2,736)

42	Net income (loss)	$(2,511)	$(113)	$676	$(2,139)	$(4,422)	$(13,913)	$(5,885)
43	Less: Net loss attributable to noncontrolling interest	—	—	—	—	—	1	—

44	Net income (loss) attributable to Freddie Mac	(2,511)	(113)	676	(2,139)	(4,422)	(13,912)	(5,885)
45	Preferred stock dividends	(1,558)	(1,603)	(1,605)	(1,617)	(1,618)	(4,146)	(4,840)

46	Net loss attributable to common stockholders	$(4,069)	$(1,716)	$(929)	$(3,756)	$(6,040)	$(18,058)	$(10,725)

	Loss per common share:
47	Basic	$(1.25)	$(0.53)	$(0.29)	$(1.16)	$(1.86)	$(5.56)	$(3.30)
48	Diluted	$(1.25)	$(0.53)	$(0.29)	$(1.16)	$(1.86)	$(5.56)	$(3.30)
	Weighted average common shares outstanding (in thousands):
49	Basic	3,248,794	3,248,227	3,246,985	3,244,967	3,244,496	3,249,753	3,245,473
50	Diluted	3,248,794	3,248,227	3,246,985	3,244,967	3,244,496	3,249,753	3,245,473

FREDDIE MAC
CONSOLIDATED BALANCE SHEETS
(unaudited)

Line:		September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011
		(dollars in millions, except share-related amounts)
	Assets
1	Cash and cash equivalents (includes $1, $1, $1, $1, and $1, respectively, related to our consolidated VIEs)	$27,920	$37,012	$34,298	$17,488	$18,174
2	Restricted cash and cash equivalents (includes $5,817, $7,514, $5,497, $1,850, and $25,180, respectively, related to our consolidated VIEs)	6,280	8,111	6,184	2,333	25,695
3	Federal funds sold and securities purchased under agreements to resell (includes $25,700, $29,350, $11,500, $13,950, and $—, respectively, related to our consolidated VIEs)	44,945	46,524	37,792	33,609	10,596
	Investments in securities:
4	Available-for-sale, at fair value (includes $541, $817, $298, $244, and $224, respectively, pledged as collateral that may be repledged)	239,585	232,634	229,838	222,849	216,584
5	Trading, at fair value	63,208	60,262	61,353	54,764	55,298

6	Total investments in securities	302,793	292,896	291,191	277,613	271,882

	Mortgage loans:
	Held-for-investment, at amortized cost:
7	By consolidated trusts (net of allowances for loan losses of $13,228, $11,644, $9,517, $8,948, and $8,696, respectively)	1,681,736	1,646,172	1,644,609	1,634,773	1,611,580
8	Unsecuritized (net of allowances for loan losses of $25,173, $28,047, $29,571, $29,919, and $30,848, respectively)	186,974	192,310	197,883	198,568	199,382

9	Total held-for-investment mortgage loans, net	1,868,710	1,838,482	1,842,492	1,833,341	1,810,962
10	Held-for-sale, at lower-of-cost-or-fair-value (includes $2,864, $6,413, $5,304, $4,463, and $6,275 at fair value, respectively)	2,864	6,413	5,304	4,463	6,275

11	Total mortgage loans, net	1,871,574	1,844,895	1,847,796	1,837,804	1,817,237
12	Accrued interest receivable (includes $7,203, $6,895, $6,801, $6,704, and $6,535, respectively, related to our consolidated VIEs)	9,009	8,713	8,660	8,523	8,327
13	Derivative assets, net	100	143	58	246	295
14	Real estate owned, net (includes $138, $118, $112, $83, and $64, respectively, related to our consolidated VIEs)	7,511	7,068	6,376	5,932	5,630
15	Deferred tax assets, net	6,134	5,543	4,498	3,866	3,909
16	Other assets (includes $7,057, $6,001, $2,675, $3,252, and $6,158, respectively, related to our consolidated VIEs)	12,464	10,875	8,063	8,381	10,591

17	Total assets	$2,288,730	$2,261,780	$2,244,916	$2,195,795	$2,172,336

	Liabilities and equity (deficit)

	Liabilities
18	Accrued interest payable (includes $6,710, $6,502, $6,345, $6,241, and $6,120, respectively, related to our consolidated VIEs)	$10,097	$10,286	$9,392	$9,542	$8,603

	Debt, net:
19	Debt securities of consolidated trusts held by third parties	1,542,503	1,528,648	1,510,426	1,499,036	1,488,036
20	Other debt (includes $4,998, $4,443, $3,960, $3,998, and $3,291 at fair value, respectively)	727,391	713,940	715,572	681,087	674,421

21	Total debt, net	2,269,894	2,242,588	2,225,998	2,180,123	2,162,457
22	Derivative liabilities, net	1,071	1,209	750	408	329
23	Other liabilities (includes $3,808, $3,851, $3,757, $3,821, and $3,636, respectively, related to our consolidated VIEs)	7,726	8,098	7,539	7,200	6,938

24	Total liabilities	2,288,788	2,262,181	2,243,679	2,197,273	2,178,327

25	Commitments and contingencies

	Equity (deficit)

	Freddie Mac stockholders’ equity (deficit)
26	Senior preferred stock, at redemption value	64,100	64,200	64,700	64,700	66,179
27	Preferred stock, at redemption value	14,109	14,109	14,109	14,109	14,109
28	Common stock	—	—	—	—	—
29	Additional paid-in capital	4	7	—	1	2
30	Retained earnings (accumulated deficit)	(61,017)	(62,733)	(63,693)	(67,449)	(73,489)
	Accumulated other comprehensive income (loss), or AOCI, net of taxes, related to:
31	Available-for-sale securities	(10,775)	(9,678)	(7,737)	(6,834)	(6,914)
32	Cash flow hedge relationships	(2,392)	(2,239)	(2,107)	(1,972)	(1,848)
33	Defined benefit plans	(133)	(114)	(123)	(122)	(120)

34	Total AOCI, net of taxes	(13,300)	(12,031)	(9,967)	(8,928)	(8,882)
35	Treasury stock, at cost	(3,954)	(3,953)	(3,912)	(3,911)	(3,910)

36	Total equity (deficit)	(58)	(401)	1,237	(1,478)	(5,991)

37	Total liabilities and equity (deficit)	$2,288,730	$2,261,780	$2,244,916	$2,195,795	$2,172,336

FREDDIE MAC
TABLE 1A — NET INTEREST YIELD ANALYSIS (unaudited) (dollars in millions)

							Nine Months Ended
							September 30,
		3Q 2010	4Q 2010	1Q 2011	2Q 2011	3Q 2011	2010	2011
	Net Interest Income:

1	Net interest income	$4,279	$4,316	$4,540	$4,561	$4,613	$12,540	$13,714
	Average Balances:(1)

2	Cash and cash equivalents	$43,171	$39,190	$37,561	$33,660	$51,225	$52,008	$40,817
3	Federal funds sold and securities purchased under agreements to resell	51,439	46,633	47,861	32,227	16,434	46,774	32,174
	Mortgage-related securities:
4	Mortgage-related securities(2)	500,500	472,598	456,972	450,575	443,135	544,797	450,227
5	Extinguishment of PCs held by Freddie Mac	(195,890)	(180,452)	(167,528)	(166,318)	(166,356)	(224,397)	(166,734)

6	Total mortgage-related securities, net	304,610	292,146	289,444	284,257	276,779	320,400	283,493
7	Non-mortgage-related securities	28,631	30,590	29,309	26,078	18,175	27,130	24,520
8	Mortgage loans held by consolidated trusts(2)(3)	1,706,329	1,666,274	1,650,567	1,643,680	1,626,583	1,741,092	1,640,276
9	Unsecuritized mortgage loans(3)	221,442	230,324	240,557	242,471	243,162	198,047	242,063

10	Total interest-earning assets	2,355,622	2,305,157	2,295,299	2,262,373	2,232,358	2,385,451	2,263,343
	Debt securities of consolidated trusts:
11	Debt securities of consolidated trusts including PCs held by Freddie Mac(2)	1,723,095	1,689,180	1,665,608	1,656,150	1,641,905	1,754,713	1,654,554
12	Extinguishment of PCs held by Freddie Mac	(195,890)	(180,452)	(167,528)	(166,318)	(166,356)	(224,397)	(166,734)

13	Total debt securities of consolidated trusts held by third parties	1,527,205	1,508,728	1,498,080	1,489,832	1,475,549	1,530,316	1,487,820
	Other debt:(2)
14	Short-term debt	207,673	201,381	194,822	194,153	188,004	225,745	192,326
15	Long-term debt	542,842	512,123	518,034	500,587	495,188	553,701	504,603

16	Total other debt	750,515	713,504	712,856	694,740	683,192	779,446	696,929

17	Total interest-bearing liabilities	2,277,720	2,222,232	2,210,936	2,184,572	2,158,741	2,309,762	2,184,749
18	Net non-interest-bearing funding	77,902	82,925	84,363	77,801	73,617	75,689	78,594

19	Total funding of interest-earning assets	$2,355,622	$2,305,157	$2,295,299	$2,262,373	$2,232,358	$2,385,451	$2,263,343

	Yield/Cost:

20	Cash and cash equivalents	0.21%	0.18%	0.17%	0.12%	0.03%	0.15%	0.10%
21	Federal funds sold and securities purchased under agreements to resell	0.19	0.19	0.15	0.09	0.08	0.16	0.12
	Mortgage-related securities:
22	Mortgage-related securities	4.84	4.74	4.65	4.63	4.56	4.84	4.61
23	Extinguishment of PCs held by Freddie Mac	(5.19)	(5.06)	(4.93)	(4.73)	(4.61)	(5.29)	(4.76)
24	Total mortgage-related securities, net	4.62	4.54	4.50	4.57	4.53	4.52	4.53
25	Non-mortgage-related securities	0.59	0.43	0.41	0.39	0.40	0.78	0.40
26	Mortgage loans held by consolidated trusts	5.03	4.89	4.86	4.81	4.71	5.08	4.79
27	Unsecuritized mortgage loans	4.16	3.96	3.88	3.75	3.75	4.34	3.80
28	Yield on total interest-earning assets	4.65	4.52	4.48	4.48	4.41	4.69	4.46
	Debt securities of consolidated trusts:
29	Debt securities of consolidated trusts including PCs held by Freddie Mac	(4.94)	(4.76)	(4.67)	(4.64)	(4.54)	(5.04)	(4.62)
30	Extinguishment of PCs held by Freddie Mac	5.19	5.06	4.93	4.73	4.61	5.29	4.76
31	Total debt securities of consolidated trusts held by third parties	(4.90)	(4.72)	(4.65)	(4.63)	(4.53)	(5.00)	(4.60)
	Other debt:
32	Short-term debt	(0.27)	(0.25)	(0.24)	(0.19)	(0.14)	(0.25)	(0.19)
33	Long-term debt	(2.94)	(2.78)	(2.66)	(2.59)	(2.42)	(3.08)	(2.56)
34	Total other debt	(2.20)	(2.07)	(2.00)	(1.92)	(1.79)	(2.26)	(1.91)
35	Cost of interest-bearing liabilities	(4.01)	(3.87)	(3.79)	(3.77)	(3.67)	(4.08)	(3.74)
36	Income (expense) related to derivatives	(0.04)	(0.04)	(0.04)	(0.03)	(0.03)	(0.04)	(0.04)
37	Impact of net non-interest-bearing funding	0.13	0.14	0.14	0.13	0.12	0.13	0.13
38	Total funding of interest-earning assets	(3.92)	(3.77)	(3.69)	(3.67)	(3.58)	(3.99)	(3.65)
39	Net interest yield (annualized)	0.73	0.75	0.79	0.81	0.83	0.70	0.81

(1)	We calculate average balances based on amortized cost. For most components of the average balances, a daily weighted average balance was calculated for the periods. When daily weighted average balance information was not available, a simple monthly average balance was calculated.
(2)	When we purchase multiclass REMICs and Other Structured Securities, we record them as investments in debt securities. Interest income from the investments in debt securities is recognized as well as the interest income from the mortgage loans backing the PCs held by the trusts, which underlie multiclass REMICs and Other Structured Securities. Additionally, the interest expense from the unsecured debt issued to purchase the security is recognized along with the interest expense of the debt issued to third parties of the PC trusts we consolidate which underlie multiclass REMICs and Other Structured Securities.
(3)	Non-performing loans, where interest income is generally recognized when collected, are included in average balances.

FREDDIE MAC
TABLE 1B — NET INTEREST INCOME (unaudited) (dollars in millions)

							Nine Months Ended
							September 30,
		3Q 2010	4Q 2010	1Q 2011	2Q 2011	3Q 2011	2010	2011
	Net Interest Income:
1	Contractual amounts of net interest income(1)	$4,370	$4,353	$4,479	$4,675	$4,758	$13,390	$13,912
	Amortization income (expense), net:(2)
2	Accretion of impairments on available-for-sale securities(3)	161	69	29	31	18	323	78
	Asset-related amortization income (expense), net:
3	Mortgage loans held by consolidated trusts	(202)	(452)	(272)	(297)	(539)	(260)	(1,108)
4	Unsecured mortgage loans	84	67	56	48	45	244	149
5	Mortgage-related securities	(50)	(31)	(41)	(83)	(83)	(241)	(207)
6	Other assets	(3)	(13)	(14)	(27)	(31)	(10)	(72)

7	Asset-related amortization expense, net	(171)	(429)	(271)	(359)	(608)	(267)	(1,238)
	Debt-related amortization income (expense), net:
8	Debt securities of consolidated trusts	331	711	667	573	801	441	2,041
9	Other long-term debt securities	(174)	(164)	(157)	(165)	(176)	(602)	(498)

10	Debt-related amortization income (expense), net	157	547	510	408	625	(161)	1,543

11	Total amortization income (expense), net	147	187	268	80	35	(105)	383
12	Expense related to derivatives(4)	(238)	(224)	(207)	(194)	(180)	(745)	(581)

13	Net interest income	$4,279	$4,316	$4,540	$4,561	$4,613	$12,540	$13,714

(1)	Includes the reversal of interest income accrued, net of interest received on a cash basis related to mortgage loans that are on non-accrual status.
(2)	Represents amortization related to premiums, discounts, deferred fees and other adjustments to the carrying value of our financial instruments and the reclassification of previously deferred balances from AOCI for certain derivatives in cash flow hedge relationships related to individual debt issuances and mortgage purchase transactions.
(3)	The portion of the impairment charges recognized in earnings where we expect a significant improvement in cash flows.
(4)	Represents changes in fair value of derivatives in cash flow hedge relationships that were previously deferred in AOCI and have been reclassified to earnings as the associated hedged forecasted issuance of debt affects earnings.

FREDDIE MAC
TABLE 2 — NON-INTEREST INCOME (LOSS) (unaudited) (dollars in millions)

							Nine Months Ended
							September 30,
		3Q 2010	4Q 2010	1Q 2011	2Q 2011	3Q 2011	2010	2011
	Non-Interest Income (Loss):
1	Gains (losses) on extinguishment of debt securities of consolidated trusts	$(66)	$(4)	$223	$(125)	$(310)	$(160)	$(212)
2	Gains (losses) on retirement of other debt	(50)	10	12	3	19	(229)	34
	Gains (losses) on debt recorded at fair value:
3	Translation gains (losses)	(386)	35	(117)	(46)	146	426	(17)
4	Market value adjustments	20	20	36	9	(13)	99	32

5	Total gains (losses) on debt recorded at fair value	(366)	55	(81)	(37)	133	525	15

	Derivative gains (losses):
	Foreign-currency denominated derivatives gains (losses):
6	Foreign-currency swaps gains (losses)	382	(35)	109	47	(141)	(433)	15
7	Receive-fixed swaps — foreign-currency denominated gains (losses)	(31)	(23)	(37)	(3)	3	(96)	(37)
8	U.S. dollar denominated derivative gains (losses)	(536)	2,615	750	(2,499)	(3,345)	(5,619)	(5,094)
9	Accrual of periodic settlements	(945)	(989)	(1,249)	(1,352)	(1,269)	(3,505)	(3,870)

10	Total derivative gains (losses)	(1,130)	1,568	(427)	(3,807)	(4,752)	(9,653)	(8,986)

	Impairment of available-for-sale securities:
11	Total other-than-temporary impairment of available-for-sale securities	(523)	(724)	(1,054)	(230)	(459)	(1,054)	(1,743)
12	Portion of other-than-temporary impairment recognized in AOCI	(577)	(1,546)	(139)	(122)	298	(984)	37

13	Net impairment of available-for-sale securities recognized in earnings	(1,100)	(2,270)	(1,193)	(352)	(161)	(2,038)	(1,706)

	Other gains (losses) on investment securities recognized in earnings:
14	Gains (losses) on trading securities	(561)	(84)	(200)	274	(547)	(1,255)	(473)
15	Gains (losses) on sale of available-for-sale securities	58	8	80	(65)	6	79	21

16	Total other gains (losses) on investment securities recognized in earnings	(503)	(76)	(120)	209	(541)	(1,176)	(452)

	Other income:
17	Guarantee-related income	58	40	54	81	40	177	175
18	Gains (losses) on sale of mortgage loans	28	23	95	161	46	244	302
19	Gains (losses) on mortgage loans recorded at fair value	128	(403)	(33)	136	216	154	319
20	Recoveries on loans impaired upon purchase	247	163	125	132	119	643	376
21	All other	108	433	93	(258)	393	386	228

22	Total other income	569	256	334	252	814	1,604	1,400

23	Total non-interest income (loss)	$(2,646)	$(461)	$(1,252)	$(3,857)	$(4,798)	$(11,127)	$(9,907)

FREDDIE MAC
TABLE 3 — NON-INTEREST EXPENSE(1) (unaudited) (dollars in millions)

							Nine Months Ended
							September 30,
		3Q 2010	4Q 2010	1Q 2011	2Q 2011	3Q 2011	2010	2011
	Non-Interest Expense:
	Administrative expenses:
1	Salaries and employee benefits	$224	$207	$207	$219	$212	$688	$638
2	Professional services	72	77	56	64	73	220	193
3	Occupancy expense	16	17	15	15	14	47	44
4	Other administrative expenses	76	99	83	86	82	242	251

5	Total administrative expenses	388	400	361	384	381	1,197	1,126
6	Real estate owned, or REO, operations expense	337	217	257	27	221	456	505
7	Other expenses	103	341	79	135	85	321	299

8	Total non-interest expense	$828	$958	$697	$546	$687	$1,974	$1,930

(1)	In the first quarter of 2011, we reclassified certain expenses from Other expenses (Line 7) to Professional services (Line 2). Prior period amounts have been reclassified to conform to the current presentation.

FREDDIE MAC
TABLE 4 — CREDIT QUALITY INDICATORS (unaudited) (dollars in millions)

							Nine Months Ended
							September 30,
		3Q 2010	4Q 2010	1Q 2011	2Q 2011	3Q 2011	2010	2011
	Credit Enhancements:

1	Credit-enhanced percentage of mortgage loan portfolio purchases	8%	6%	7%	9%	10%	10%	8%
2	Credit-enhanced percentage of mortgage loan portfolio(1) (period end)	15%	15%	15%	15%	14%	15%	14%

	Delinquencies Rates: at period end(2)(3)

	Single-family:
3	Non-credit-enhanced	2.97%	3.01%	2.85%	2.75%	2.77%	2.97%	2.77%
4	Credit-enhanced	8.13%	8.27%	7.87%	7.67%	7.70%	8.13%	7.70%
5	Total Single-family	3.80%	3.84%	3.63%	3.50%	3.51%	3.80%	3.51%
	Multifamily:
6	Non-credit-enhanced	0.18%	0.12%	0.25%	0.19%	0.18%	0.18%	0.18%
7	Credit enhanced	0.86%	0.85%	0.75%	0.70%	0.77%	0.86%	0.77%
8	Total Multifamily	0.31%	0.26%	0.36%	0.31%	0.33%	0.31%	0.33%

	Single-family loan workouts(4) (number of units):

9	Loan modifications	39,284	37,203	35,158	31,049	23,919	133,074	90,126
10	Repayment plans	7,030	7,964	9,099	7,981	8,333	23,246	25,413
11	Forbearance agreements	6,976	5,945	7,678	3,709	4,262	28,649	15,649
12	Short sales and deed-in-lieu transactions	10,472	12,097	10,706	11,038	11,744	27,078	33,488

13	Total single-family loan workouts	63,762	63,209	62,641	53,777	48,258	212,047	164,676

	Non-performing assets(3) (at period end):

14	Non-performing mortgage loans	$114,846	$118,337	$118,062	$117,929	$122,273	$114,846	$122,273
15	REO assets, net	7,511	7,068	6,376	5,932	5,630	7,511	5,630

16	Total non-performing assets	$122,357	$125,405	$124,438	$123,861	$127,903	$122,357	$127,903

	REO Operations Income (Expense):

17	Single-family	$(337)	$(224)	$(257)	$(35)	$(226)	$(452)	$(518)
18	Multifamily	—	7	—	8	5	(4)	13

19	Total	$(337)	$(217)	$(257)	$(27)	$(221)	$(456)	$(505)

	Loan Loss Reserves:(5)

20	Beginning balance	$38,319	$38,596	$39,926	$39,305	$39,095	$33,857	$39,926
21	Adjustments to beginning balance(6)	—	—	—	—	—	(186)	—
22	Provision for credit losses(7)	3,727	3,066	1,989	2,529	3,606	14,152	8,124
23	Charge-offs — single-family, net	(3,723)	(2,751)	(2,863)	(2,968)	(3,114)	(10,105)	(8,945)
24	Charge-offs — multifamily, net	(23)	(35)	(12)	(29)	(8)	(68)	(49)
25	Transfers, net	296	1,050	265	258	165	946	688

26	Ending balance	$38,596	$39,926	$39,305	$39,095	$39,744	$38,596	$39,744

	Credit Losses:(8)

27	Credit losses	$4,239	$3,114	$3,238	$3,127	$3,451	$11,046	$9,816
28	Annualized credit losses / average mortgage loan portfolio(9)	86.5 bps	64.5 bps	67.1 bps	64.9 bps	72.1 bps	74.8 bps	68.0 bps

(1)	Based on the total mortgage portfolio, excluding non-Freddie Mac mortgage-related securities and that portion of REMICs and Other Structured Securities that is backed by Ginnie Mae Certificates.
(2)	Single-family delinquencies are based on the number of loans three monthly payments or more past due or in foreclosure while multifamily delinquencies are based on UPB of loans two monthly payments or more past due or in foreclosure. Delinquencies exclude loans whose original contractual terms have been modified under an agreement with the borrower as long as the borrower complies with the modified contractual terms. See “MD&A — RISK MANAGEMENT — Credit Risk — Mortgage Credit Risk — Credit Performance — Delinquencies” in our 2010 Form 10-K for the year ended December 31, 2010, for further information about our reported delinquency rates.
(3)	Based on loans held by us on our consolidated balance sheets as well as those underlying Freddie Mac issued mortgage-related securities and other guarantee commitments.
(4)	Represents completed activities and excludes those modification, repayment and forbearance activities for which the borrower has started the required process, but the actions have not been made permanent, or effective, such as loans in the trial period under HAMP. These categories are not mutually exclusive and a loan in the category may also be included within another category. Many borrowers complete a short-term forbearance agreement before one of the other alternatives is pursued or completed. We only report activity for a single loan in the forbearance category during each quarterly period; however, a single loan may be reported in the forbearance category in separate periods. For more information on our loan workout activities see “MD&A — CREDIT RISKS — Mortgage Credit Risk — Portfolio Management Activities — Loan Workout Activities” in our 2010 Form 10-K for the year ended December 31, 2010.
(5)	Loan loss reserves equals the sum of allowance for loan losses (consolidated balance sheets — Lines 7 and 8) and reserve for guarantee losses, which is a component of Other liabilities (Line 23). Results for the nine months ended September 30, 2010 include a correction of a prior period error. The cumulative effect of this error was recorded in the second quarter of 2010, and included a $1.0 billion pre-tax cumulative effect of this error associated with the year ended December 31, 2009. For further details related to this out-of-period accounting adjustment, see “NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES” in our Form 10-K for the year ended December 31, 2010.
(6)	Adjustments relate to the adoption of amendments to the accounting guidance for transfers of financial assets and consolidation of VIEs, which we implemented on January 1, 2010.
(7)	Provision for credit losses includes our provision for losses incurred on our loans held for investment and our provision for guarantee losses incurred on loans underlying non-consolidated Freddie Mac issued mortgage-related securities and other guarantee commitments.
(8)	Equal to charge-offs, and REO operations income (expense), net of recoveries.
(9)	Calculated based on the average total mortgage portfolio, excluding non-Freddie Mac mortgage-related securities and that portion of REMICs and Other Structured Securities that is backed by Ginnie Mae Certificates.

FREDDIE MAC
TABLE 5A — SEGMENT EARNINGS — CONSOLIDATED(1)(2) (unaudited) (dollars in millions)

							Nine Months Ended
							September 30,
		3Q 2010	4Q 2010	1Q 2011	2Q 2011	3Q 2011	2010	2011
	Segment Earnings, net of taxes:
1	Investments	$284	$2,691	$2,137	$10	$(1,079)	$(1,440)	$1,068
2	Single-family Guarantee	(3,138)	(3,017)	(1,820)	(2,386)	(3,545)	(13,239)	(7,751)
3	Multifamily	381	213	359	200	205	752	764
4	All Other	(38)	—	—	37	(3)	15	34

5	Total Segment Earnings (loss), net of taxes	$(2,511)	$(113)	$676	$(2,139)	$(4,422)	$(13,912)	$(5,885)

	Total Comprehensive Income (Loss) of Segments:
6	Investments segment	$3,601	$2,866	$3,263	$643	$268	$8,611	$4,174
7	Single-family Guarantee segment	(3,137)	(3,009)	(1,824)	(2,385)	(3,545)	(13,241)	(7,754)
8	Multifamily segment	1,010	1,299	1,301	605	(1,096)	3,741	810
9	All Other	(38)	—	—	37	(3)	15	34

10	Total comprehensive income (loss) of segments	$1,436	$1,156	$2,740	$(1,100)	$(4,376)	$(874)	$(2,736)

	Net interest yield — Segment Earnings (annualized):
11	Investments segment	106 bps	113 bps	110 bps	126 bps	134 bps	90 bps	123 bps
12	Multifamily segment	80 bps	86 bps	75 bps	83 bps	87 bps	74 bps	82 bps
	Management and guarantee income — Segment Earnings (annualized):
13	Single-family Guarantee segment	19.9 bps	21.9 bps	19.1 bps	18.7 bps	20.3 bps	18.8 bps	19.4 bps
14	Multifamily segment	50.0 bps	48.6 bps	46.8 bps	43.0 bps	41.5 bps	50.7 bps	43.5 bps
	Credit losses — Segment Earnings (annualized):
15	Single-family Guarantee segment	91.0 bps	67.7 bps	71.0 bps	68.4 bps	76.3 bps	78.4 bps	71.9 bps
16	Multifamily segment	9.0 bps	10.7 bps	4.2 bps	7.6 bps	4.0 bps	9.2 bps	5.3 bps

(1)	See “NOTE 15: SEGMENT REPORTING” in our Form 10-Q for the quarter ended September 30, 2011 for more information regarding Segment Earnings.
(2)	The sum of Segment Earnings for each segment and the All Other category equals GAAP net income (loss) attributable to Freddie Mac. Likewise, the sum of total comprehensive income (loss) for each segment and the All Other category equals GAAP total comprehensive income (loss) attributable to Freddie Mac.

FREDDIE MAC
TABLE 5B — SEGMENT EARNINGS — INVESTMENTS SEGMENT(1)(2) (unaudited) (dollars in millions)

							Nine Months Ended
							September 30,
		3Q 2010	4Q 2010	1Q 2011	2Q 2011	3Q 2011	2010	2011
	Segment Earnings, net of taxes:
1	Net interest income	$1,667	$1,705	$1,653	$1,826	$1,905	$4,487	$5,384
	Non-interest income (loss):
2	Net impairment of available-for-sale securities	(934)	(2,182)	(1,029)	(139)	(116)	(1,637)	(1,284)
3	Derivative gains (losses)	192	2,844	1,103	(2,156)	(3,144)	(4,703)	(4,197)
4	Other non-interest income (loss)	(768)	91	236	243	178	(496)	657

5	Total non-interest income (loss)	(1,510)	753	310	(2,052)	(3,082)	(6,836)	(4,824)

	Non-interest expense:
6	Administrative expenses	(110)	(112)	(95)	(101)	(97)	(343)	(293)
7	Other non-interest expense	(1)	(4)	—	(1)	(1)	(14)	(2)

8	Total non-interest expense	(111)	(116)	(95)	(102)	(98)	(357)	(295)

9	Segment adjustments	272	282	203	126	137	1,076	466

10	Segment Earnings (loss) before income tax (expense) benefit	318	2,624	2,071	(202)	(1,138)	(1,630)	731
11	Income tax (expense) benefit	(34)	67	66	212	59	192	337

12	Segment Earnings (loss), net of taxes, including noncontrolling interest	284	2,691	2,137	10	(1,079)	(1,438)	1,068
13	Less: Net (income) loss — noncontrolling interest	—	—	—	—	—	(2)	—

14	Segment Earnings (loss), net of taxes	284	2,691	2,137	10	(1,079)	(1,440)	1,068
15	Total other comprehensive income, net of taxes	3,317	175	1,126	633	1,347	10,051	3,106

16	Total comprehensive income — Investments segment	$3,601	$2,866	$3,263	$643	$268	$8,611	$4,174

17	Net interest yield — Segment Earnings (annualized)	106 bps	113 bps	110 bps	126 bps	134 bps	90 bps	123 bps

(1)	See “NOTE 15: SEGMENT REPORTING” in our Form 10-Q for the quarter ended September 30, 2011 for more information regarding Segment Earnings.
(2)	Segment Earnings for the Investments segment equals GAAP net income (loss) attributable to Freddie Mac for the Investments segment.

FREDDIE MAC
TABLE 5C — SEGMENT EARNINGS — SINGLE-FAMILY GUARANTEE SEGMENT(1)(2) (unaudited) (dollars in millions)

							Nine Months Ended
							September 30,
		3Q 2010	4Q 2010	1Q 2011	2Q 2011	3Q 2011	2010	2011
	Segment Earnings, net of taxes:
1	Net interest income	$(4)	$(34)	$100	$(30)	$(98)	$106	$(28)
2	Provision for credit losses(3)	(3,980)	(3,470)	(2,284)	(2,886)	(4,008)	(15,315)	(9,178)
	Non-interest income:
3	Management and guarantee income	922	1,000	870	848	913	2,635	2,631
4	Other non-interest income	307	566	211	208	331	785	750

5	Total non-interest income	1,229	1,566	1,081	1,056	1,244	3,420	3,381

	Non-interest expense:
6	Administrative expenses	(224)	(235)	(215)	(228)	(227)	(695)	(670)
7	REO operations income (expense)	(337)	(224)	(257)	(35)	(226)	(452)	(518)
8	Other non-interest expense	(85)	(324)	(66)	(106)	(69)	(254)	(241)

9	Total non-interest expense	(646)	(783)	(538)	(369)	(522)	(1,401)	(1,429)

10	Segment adjustments	(245)	(287)	(185)	(143)	(161)	(666)	(489)

11	Segment Earnings (loss) before income tax (expense) benefit	(3,646)	(3,008)	(1,826)	(2,372)	(3,545)	(13,856)	(7,743)
12	Income tax (expense) benefit	508	(9)	6	(14)	—	617	(8)

13	Segment Earnings (loss), net of taxes	(3,138)	(3,017)	(1,820)	(2,386)	(3,545)	(13,239)	(7,751)
14	Total other comprehensive income (loss), net of taxes	1	8	(4)	1	—	(2)	(3)

15	Total comprehensive income (loss) — Single-family Guarantee segment	$(3,137)	$(3,009)	$(1,824)	$(2,385)	$(3,545)	$(13,241)	$(7,754)

	Management and guarantee income — Segment Earnings:
16	Contractual management and guarantee fees (annualized rate)	13.5 bps	13.7 bps	13.6 bps	13.7 bps	13.8 bps	13.4 bps	13.7 bps
17	Amortization of delivery fees (annualized rate)	6.4 bps	8.2 bps	5.5 bps	5.0 bps	6.5 bps	5.4 bps	5.7 bps

18	Segment Earnings management and guarantee income (annualized rate)	19.9 bps	21.9 bps	19.1 bps	18.7 bps	20.3 bps	18.8 bps	19.4 bps

	Credit losses — Segment Earnings:
19	Annualized credit losses/average single-family credit guarantee portfolio and HFA-related guarantees	91.0 bps	67.7 bps	71.0 bps	68.4 bps	76.3 bps	78.4 bps	71.9 bps

(1)	See “NOTE 15: SEGMENT REPORTING” in our Form 10-Q for the quarter ended September 30, 2011 for more information regarding Segment Earnings.
(2)	Segment Earnings for the Single-family Guarantee segment equals GAAP net income (loss) attributable to Freddie Mac for the Single-family Guarantee segment.
(3)	Results for the nine months ended September 30, 2010 include the correction of a prior period error. The cumulative effect of this error was recorded in the second quarter of 2010, and included a $1.0 billion pre-tax cumulative effect of this error associated with the year ended December 31, 2009. For further details related to this out-of-period accounting adjustment, see “NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES” in our Form 10-K for the year ended December 31, 2010.

FREDDIE MAC
TABLE 5D — SEGMENT EARNINGS — MULTIFAMILY SEGMENT(1)(2) (unaudited) (dollars in millions)

							Nine Months Ended
							September 30,
		3Q 2010	4Q 2010	1Q 2011	2Q 2011	3Q 2011	2010	2011
	Segment Earnings, net of taxes:

1	Net interest income	$290	$308	$279	$304	$314	$806	$897
2	(Provision) benefit for credit losses	(19)	68	60	13	37	(167)	110
	Non-interest income (loss):
3	Management and guarantee income	25	27	28	30	32	74	90
4	Net impairment of available-for-sale securities	(5)	(19)	(135)	(182)	(27)	(77)	(344)
5	Derivative gains (losses)	1	1	2	2	(1)	5	3
6	Other non-interest income (loss)	185	(111)	187	111	(83)	348	215

7	Total non-interest income (loss)	206	(102)	82	(39)	(79)	350	(36)

	Non-interest expense:
8	Administrative expenses	(54)	(53)	(51)	(55)	(57)	(159)	(163)
9	REO operations income (expense)	—	7	—	8	5	(4)	13
10	Other non-interest expense	(17)	(13)	(13)	(28)	(15)	(53)	(56)

11	Total non-interest expense	(71)	(59)	(64)	(75)	(67)	(216)	(206)

12	Segment Earnings before income tax benefit (expense)	406	215	357	203	205	773	765
13	Income tax benefit (expense)	(25)	(2)	2	(3)	—	(24)	(1)

14	Segment Earnings, net of taxes, including noncontrolling interest	381	213	359	200	205	749	764
15	Less: Net (income) loss — noncontrolling interest	—	—	—	—	—	3	—

16	Segment Earnings, net of taxes	381	213	359	200	205	752	764
17	Total other comprehensive income, net of taxes	629	1,086	942	405	(1,301)	2,989	46

18	Total comprehensive income — Multifamily segment	$1,010	$1,299	$1,301	$605	$(1,096)	$3,741	$810

19	Net interest yield — Segment Earnings (annualized)	80 bps	86 bps	75 bps	83 bps	87 bps	74 bps	82 bps
	Management and guarantee income — Segment Earnings:

20	Average contractual rate (annualized)(3)	50.0 bps	48.6 bps	46.8 bps	43.0 bps	41.5 bps	50.7 bps	43.5 bps
	Credit losses — Segment Earnings:

21	Annualized credit losses/average multifamily mortgage portfolio and HFA-related guarantees	9.0 bps	10.7 bps	4.2 bps	7.6 bps	4.0 bps	9.2 bps	5.3 bps

(1)	See “NOTE 15: SEGMENT REPORTING” in our Form 10-Q for the quarter ended September 30, 2011 for more information regarding Segment Earnings.
(2)	Segment Earnings for the Multifamily segment equals GAAP net income (loss) attributable to Freddie Mac for the Multifamily segment.
(3)	There are no credit fees associated with our multifamily guarantees; however, this rate excludes prepayment and certain other fees.